                        ASSIGNMENT OF EQUIPMENT LEASE
                            AND LESSOR'S CONSENT


        THIS ASSIGNMENT OF EQUIPMENT LEASE AND LESSOR'S CONSENT (this "Agreement"), dated as of January 1, 1996, by and among IMMUNOGEN, INC. ("Lessee"), a Massachusetts corporation, ORAVAX, INC. ("Assignee"), a Delaware corporation, and ABERLYN CAPITAL MANAGEMENT LIMITED PARTNERSHIP, a Delaware limited partnership ("Lessor").

        WHEREAS, by a Master Lease Agreement (the "Lease") dated as of March 31, 1994, Lessor leased to Lessee that certain equipment and other personal property (the "Equipment") more particularly described in Lease Schedule No. 001 and Lease Schedule No. 002, each of which is attached to and made a part of the Lease; and

        WHEREAS, on and subject to the terms and conditions set forth herein, Lessee now desires to assign all of its right, title and interest in and to the Lease to Assignee, and Assignee desires to accept such assignment, effective as of the date hereof; and

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby acknowledged, Lessor, Lessee and Assignee hereby agree as follows:

1. ASSIGNMENT; REPRESENTATION; INDEMNITY. (a) That, effective as of the date hereof, Lessee hereby assigns to Assignee all of Lessee's right, title and interest in and to the Lease, including without limitation all security and other deposits currently being held by Lessor in respect of the Lease, and Lessee's right to purchase the Equipment as set forth in Section 2.6 of the Lease and in the Lease Schedules, all upon the terms and conditions herein set forth. A true copy of the Lease, together with any amendments, is annexed as EXHIBIT A.

        (b) Lessee represents and warrants to Assignee that, as of the date hereof, it has not received from Lessor any written notice from Lessor to the effect that any Event of Default (or event or circumstance which, with the passage of time or the giving of notice, would constitute an Event of Default) exists on the part of Lessee under the Lease, and to the best of Lessee's actual knowledge, no such Event of Default, event or circumstance in fact exists; and Lessee agrees with Assignee to indemnify and hold Assignee harmless from and against any and all costs and obligations to have been paid or performed by Lessee under the Lease on or prior to the date hereof.

        (c) Lessee agrees with Assignee to indemnify and hold Assignee harmless from and against any and all loss, cost, damage and expense suffered by Assignee (including without limitation reasonable attorneys' fees and costs of defense) as a result of any claim under or in respect of the Lease, which claim relates to the period prior to the date hereof.

        (d) Lessee has not dealt with any broker or other person or firm to whom a commission or fee is or may be due in respect of this assignment, and Lessee hereby agrees to indemnify and hold the Assignee and Lessor harmless from and against any and all loss, cost, damage and expense (including without limitation reasonable attorneys' fees and costs) suffered by the other as a result

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        of any claim against Assignee or Lessor that a fee or commission is due on account of a relationship between the claimant and the Lessee.

        (e) Lessee represents and warrants to Lessor that, as of the date hereof, the Equipment is free from all liens and encumbrances made by Lessee except the Lease.

2.      ACCEPTANCE AND ASSUMPTION OF OBLIGATIONS; INDEMNITY. (a)
        Assignee accepts from Lessee the above assignment, and hereby agrees with Lessor and Lessee faithfully to assume and perform each and every obligation of Lessee under the Lease, including without limitation the obligation to pay Rent, additional rent, Supplemental Rent, additional charges, taxes and any and all other costs and expenses, however labelled or designated, and to observe all terms and conditions thereof, including without limitation the prohibition against further subletting or assignment, with the same force and effect as if Assignee were the Lessee originally named under the Lease.

        (b) Subject to the provisions of Section 8 hereof, Assignee agrees to accept the Equipment in its "As Is" condition as of December 29, 1995, and represents that Assignee has inspected the Equipment, and is satisfied as to its suitability for Assignee's intended uses. Notwithstanding any provision hereof to the contrary, Assignee shall be required upon the expiration or earlier termination of the Lease to return the Equipment to Lessor in such condition as may be required in the Lease, and Lessee shall have no liability in connection therewith. Assignee agrees to pay to Lessee, simultaneously with the execution hereof, an amount equal to the last month's rental payments due under the Lease, which have been paid in advance by the Lessee. Assignee agrees that such amount is $96,595.14.

        (c) Assignee agrees with Lessee to indemnify and hold Lessee harmless from and against any and all loss, cost, damage and expense suffered by Lessee (including without limitation reasonable attorneys' fees and costs of defense) as a result of any claim under or in respect of the Lease, which claim relates to the period on or subsequent to the date hereof.

        (d) Assignee has not dealt with any broker or other person or firm to whom a commission or fee is or may be due in respect of this assignment, and Assignee hereby agrees to indemnify and hold the Lessee and Lessor harmless from and against any and all loss, cost, damage and expense (including without limitation reasonable attorneys' fees and costs) suffered by the other as a result of any claim against Lessee or Lessor that a fee or commission is due on account of a relationship between the claimant and the Assignee.

        (e) Assignee represents and warrants to Lessor that to the best of its knowledge there is no sales, use or other tax required to be paid in connection with the assignment effected hereby, and Assignee shall pay any such tax if the same is later found applicable.

        (f) Assignee acknowledges that as of the date hereof, there remains unpaid under the Lease aggregate rent payments in the amount of $3,091,044.48.

3. LESSOR'S CONSENT. (a) Lessor hereby consents to the Assignment of the Lease to Assignee on the following terms and conditions:

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        (i)     Neither the giving of this consent nor anything
                contained herein shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease (except as may herein be expressly provided), or to waive any breach thereof, or any rights of Lessor against any person, firm, association or corporation liable or responsible for the performance thereof, or to increase the obligations or diminish the rights of Lessor under the Lease, or to increase the rights or diminish the obligations of the tenant thereunder, or to, in any way, be construed as giving Assignee any greater rights than the original Lessee named in the Lease would be entitled to, and all covenants, agreements, terms, provisions and conditions of the Lease are hereby mutually declared to be in full force and effect.

        (ii) The giving of this consent shall not be construed either as a consent by Lessor to, or as permitting, any other or further assignment of the Lease, whether in whole or in part, or any subletting of the Equipment or any part thereof, or as a waiver of the requirement of obtaining Lessor's consent thereto, to the extent required under the Lease.

        (iii) The giving of this Consent shall not result in any liability on the part of Lessor for the payment of any commissions or fees in connection with the proposed assignment transaction herein contemplated by Lessee and Assignee; Lessor hereby represents that it has dealt with no broker or other party to whom a commission is due as a result of this Agreement.

        (b) Lessor represents and warrants to Lessee and Assignee that as of the date hereof, no Event of Default (or event or circumstance which, with the passage of time or the giving of notice, would constitute an Event of Default) exists on the part of Lessee under the Lease and the Lease has not been amended except as disclosed on Exhibit
        A. Lessor is not currently holding any security deposits from Lessee or any other amounts for the account of Lessee, but Lessor acknowledges that the last month's rental payment under the Lease has been paid in advance.

4. RELEASE. Effective as of the date hereof, (i) Lessor hereby releases Lessee from any and all further liability or obligation under or in respect of the Lease, which liability or obligation first arises on or subsequent to the date hereof, and (ii) Lessee hereby releases Lessor from any and all claims, actions or causes of action, liabilities or obligations, of whatever type or nature, known or unknown, arising out of or in respect of the Lease or Lessee's use of the Equipment and first arising prior to the date hereof.

5. SPACE LEASE. Assignee agrees that, as a material part of the assignment and assumption transaction represented hereby, Assignee and Lessee have entered into an Assignment and Assumption of Lease of even date (the "Space Assignment"), whereby Assignee has agreed to accept and assume from Lessee an assignment of all of Lessee's right, title and interest in and to that certain Lease dated as of June 30, 1992, by and between Lessee and AEW #1 Corporation (the "Space Lease").

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
6. SECURED PARTIES, ETC. Lessor represents that there exist no holders of chattel mortgages or security interests on the Equipment, and no further consents or approvals are required for Lessor to enter into this Agreement.

7. NOTICES, ETC. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.


        If to the Lessor:

        Aberlyn Capital Management Limited Partnership
        1000 Winter Street
        Waltham, MA 02154
        Attention: Douglas Brian


        If to the Lessee:

        Immunogen, Inc.
        128 Sidney Street
        Cambridge, MA 02139
        Attention: Mr. Frank Pocher


        With a copy to:

        Stephen T. Langer, Esq.
        Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
        One Financial Center
        Boston, MA 02111


        If to Assignee:

        Oravax, Inc.
        38 Sidney Street
        Cambridge, MA 02139
        Attention:

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        With a copy to:

        Jeffrey Hermanson, Esq.
        Hale and Dorr
        60 State Street
        Boston, MA 02109

        All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

8. INSPECTION. At or before the execution hereof, Lessee and Assignee have performed a detailed inspection of the Equipment, and a complete listing of any missing or damaged (other than ordinary wear and tear) Equipment is annexed hereto as EXHIBIT B. If and to the extent that there exists any such missing or damaged Equipment, Assignee may deduct from the payment to be made to Lessee under Section 4(3) and 4(4) of the Space Assignment an amount equal to the product of
        (i) the reasonable amount by which the value of any missing or damaged Equipment is diminished by reason of such damage below its reasonable value if not missing or undamaged, multiplied by a fraction, the numerator of which is the number of months remaining in the term of the Lease after December 31, 1995, and the denominator of which is the total number of months in the term of the Lease.

9. HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

10. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

11. UNENFORCEABILITY, ETC. If any provision hereof or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder hereof, or the application or such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and enforced to the fullest extent permitted by law.

12. RATIFICATION. Except as hereinabove specifically assigned and amended, the Lease is hereby ratified and confirmed.


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        IN WITNESS WHEREOF, Lessor, Lessee and Assignee have signed and sealed this Amendment as of the day and year first above written.


                               ABERLYN CAPITAL MANAGEMENT LIMITED
                               PARTNERSHIP

                               By: Aberlyn Capital Management Company, Inc., its general partner



                               By: /s/ Diana M. Spano
                                  -----------------------------------------
                                   Name: Diana M. Spano
                                   (Vice) President



                               IMMUNOGEN, INC.



                               By: /s/ Frank J. Pocher
                                  -----------------------------------------
                                   Frank J. Pocher, Vice President and Chief
                                   Financial Officer


                               ORAVAX, INC.



                               By: /s/ Lance K. Gordon
                                  -----------------------------------------
                                   Name: Lance K. Gordon
                                   President and Chief Executive Officer



                               By: /s/ Keith S. Ehrlich
                                  -----------------------------------------
                                   Name: Keith S. Ehrlich
                                   Vice President, Treasurer and Chief Financial Officer

                                     -6-
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        IN WITNESS WHEREOF, Lessor, Lessee and Assignee have signed and sealed this Amendment as of the day and year first above written.


                               ABERLYN CAPITAL MANAGEMENT LIMITED
                               PARTNERSHIP

                               By: Aberlyn Capital Management Company, Inc., its general partner



                               By:
                                  -----------------------------------------
                                   Name:
                                   (Vice) President



                               IMMUNOGEN, INC.



                               By: /s/ Frank J. Pocher
                                  -----------------------------------------
                                   Frank J. Pocher, Vice President and Chief
                                   Financial Officer


                               ORAVAX, INC.



                               By: /s/ Lance K. Gordon
                                  -----------------------------------------
                                   Name: Lance K. Gordon
                                   President and Chief Executive Officer



                               By: /s/ Keith S. Ehrlich
                                  -----------------------------------------
                                   Name: Keith S. Ehrlich
                                   Vice President, Treasurer and Chief Financial Officer

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